SCHEDULE 14A
                                  (RULE 14A-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                           Merge Technologies Incorporated
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
	  0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                     (MERGE TECHNOLOGIES INC. LETTERHEAD)


April 15, 2002


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders for Merge Technologies Incorporated (the "Company") to be held at the Country Inn & Suites - Milwaukee West, 1250 South Moorland Road, Brookfield, Wisconsin on May 23, 2002, at 10:00 a.m. Central Time. At the meeting, you will be asked to consider and vote upon proposals to elect eight individuals as Directors and to approve an increase in the number of shares of common stock which may be issued under the Company's Stock Option Plan for Employees from 2,015,826 to 2,515,826, as more particularly described in the accompanying Proxy Statement.

     With respect to the proposal described above, the eight individuals receiving the highest number of votes will be elected as Directors. Approval of the proposal to increase the number of shares of common stock, which may be issued under the Company's Stock Option Plan, requires the affirmative vote of a majority of common shares present in person or represented by proxy and eligible to vote at the annual meeting, a quorum being present. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend, you may vote in person, even if you have previously returned your proxy. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Company's Board of Directors.

				Sincerely,
				MERGE TECHNOLOGIES INCORPORATED

				/s/ RICHARD A. LINDEN

				Richard A. Linden
				President and Chief Executive Officer

	               Merge Technologies Incorporated
	             1126 South 70th Street, Suite S107B
	              Milwaukee, Wisconsin  53214-3151
	                       (414) 977-4000


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
		    ------------------------------------------

To the Shareholders of Merge Technologies Incorporated:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), will be convened at the Country Inn
& Suites - Milwaukee West, 1250 South Moorland Road, Brookfield, Wisconsin on May 23, 2002, at 10:00 a.m. Central Time (the "Meeting Date"). All Shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

	1.	Elect seven individuals to serve as Directors until the next
		annual meeting of Shareholders or otherwise as provided in the Amended and Restated By-Laws of the Company;

	2.	Approve an increase in the number of shares of common stock
		which may be issued under the Amended and Restated 1996 Stock Option Plan for Employees of Merge Technologies Incorporated from 2,015,826 to 2,515,826; and

	3.	Transact such other business as may properly come before the
		Annual Meeting, or any adjournment thereof.

     Only Shareholders of record at the close of business on March 23, 2002 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Company's offices for at least ten days prior to the Meeting. Unless otherwise defined, capitalized terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

     A proxy statement and proxy are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you promptly fill in, sign, date and mail the proxy in the enclosed envelope so that you may vote your shares.

				By order of the Board of Directors:

				/s/ RICHARD A. LINDEN

				Richard A. Linden
				President and Chief Executive Officer

Milwaukee, Wisconsin
April 17, 2002



     The Company's 2001 Form 10-KSB Annual Report is enclosed with this notice and Proxy Statement.

                          (THIS PAGE PAGE INTENTIONALLY LEFT BLANK)

                              PROXY STATEMENT
                                    FOR
                     ANNUAL MEETING OF SHAREHOLDERS OF
                      MERGE TECHNOLOGIES INCORPORATED
                                MAY 23, 2002


     This proxy statement is furnished to the holders of shares (the "Shareholders") of common stock, par value $0.01 per share of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders to be held on May 23, 2002 (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be convened at approximately 10:00 a.m. Central Time. Any adjournment or postponement thereof will be announced at the Annual Meeting. This Proxy Statement, the enclosed notice and proxy were first sent or given to Shareholders on or about April 17, 2002. Shareholders who wish to attend the Annual Meeting should contact the Company at (414) 977-4000 to make arrangements.

     The Company will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by those persons. The Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the material. The Company will bear the cost of soliciting proxies, although the Company currently does not intend to solicit proxies. Brokerage firms, fiduciaries, nominees and others holding common shares for beneficial owners will be reimbursed for the out-of-pocket expenses in forwarding proxy materials to these beneficial owners. In addition to the use of the mail, proxies may be solicited by Directors, officers and employees of the Company who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or telecopy communications with, Shareholders or their representatives.

     Only common shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the common shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the common shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the common shares in person.

     The close of business on March 23, 2002 has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had 8,117,238 Shares outstanding which have voting rights, including: (i) 7,096,175 Shares of common stock, (ii) 383,827 exchangeable shares of Interpra Medical Imaging Network Ltd, each of which entitles the holder thereof to one vote per Share, and (iii) 637,236 Shares of Convertible Preferred Stock, each of which entitles the holder thereof to one vote per Share. Directors and officers of the

Company own 1,651,977 or approximately 23% of these common shares and intend to vote in favor of the proposals. Only Shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence of a majority of the outstanding common shares represented in person or by proxy at the Annual Meeting will constitute a quorum.

     The seven nominees receiving the highest vote will be elected Directors of the Company. The affirmative vote of a majority of the shares of common stock present in person are represented by proxy at the Annual Meeting is required for approval of an increase in the number of shares of common stock which may be issued under the Option Plan. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (shares not voted by brokers due to the absence of instructions from street name holders) on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of Directors.

     The mailing address of the principal executive offices of the Company is 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151. The Company's Internet address is www.merge.com. The common shares are included for quotation on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "MRGE."
On April 15, 2002, the last reported sales price of the common shares as reported by Nasdaq was $7.66 per common share.


	       THE DATE OF THIS PROXY STATEMENT IS APRIL 17, 2002.


                              AVAILABLE INFORMATION

     The Company files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Company can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The common shares are included for quotation on the Nasdaq SmallCap Market and copies of reports and other material concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.


	                            SUMMARY

     The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement. Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Merge Technologies Incorporated and its subsidiaries.

         MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING

     The Annual Meeting of Shareholders of the Company will be held for the purpose of considering and voting upon proposals to:

	1.	Elect seven individuals to serve as Directors until the next
		annual meeting of Shareholders or otherwise as provided in the By-Laws;

	2.	Vote to approve an increase in the number of shares of common
		stock which may be issued under the Amended and Restated 1996 Stock Option Plan for Employees of Merge Technologies Incorporated (the "Option Plan"); and

	3.	Transact such other business as may properly come before the
		Annual Meeting, or any adjournment thereof.

     Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.


                   PROPOSAL REGARDING ELECTION OF DIRECTORS

     Seven individuals will be elected at the Annual Meeting to serve as Directors until the next annual meeting of the Shareholders or otherwise as provided in the By-Laws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

     The nominees for election to the Board are as follows.

     William C. Mortimore, 56, founder of the Company, has served as Chairman and Chief Strategist since September 2000, as President and Chief Executive Officer from November 1987 through August 2000 and as a member of the Board of Directors of the Company since its inception in November 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology/National Association of Electrical Manufacturers ("ACR/NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore is also a member of the Board of Directors of the Diagnostic Imaging Division of NEMA. Mr. Mortimore received a B.S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota and pursued doctoral studies in Electrical Engineering at the University of Minnesota.

     Richard A. Linden, 41, a Director, joined Merge Technologies as its President and CEO in September, 2000 with over 17 years of technology and healthcare industry experience, most recently at MMI Companies, Inc. a NYSE company specializing in risk management and liability insurance to the healthcare industry. From October 1999 to August 2000, Mr. Linden served as President of MMI's Healthcare Consulting Group. From April 1998 to September 1999, he served as Chief Operations Officer for MMI's domestic businesses and from April 1992 to March 1998, he served as MMI's Chief Information Officer. Mr. Linden began his professional career with Andersen Consulting and received his B.S. in Systems Analysis from Miami University, Ohio and his M.B.A. from the University of Chicago.

     Robert A. Barish, M.D., 48, a Director, is Associate Dean for Clinical Affairs and a Professor in the Department of Surgery and Medicine at the University of Maryland School of Medicine. From 1996 to 1998, he served as the Chief Executive Officer of University CARE, for University of Maryland Medical. He is a Trustee of the Endowment Fund of the University of Maryland. Dr. Barish holds a B.A. from the University of New Hampshire, an M.D. from the New York Medical College and a M.B.A. from Loyola College.

    Michael D. Dunham, 56, a Director, is Executive Vice President of Business Development of IFS Industrial and Financial Systems, a publicly-traded Sweden-based corporation that markets and supports manufacturing software systems. Mr. Dunham is also President and owner of Dunham Global Associates, Ltd., which owns three private companies in the software technology industry. Mr. Dunham co-founded and served as CEO of publicly-traded Effective Management Systems, Inc. between 1978 and 1999. Mr. Dunham is a director of several private companies and a bank. Mr. Dunham is also a Vice Chairman of the Milwaukee Metropolitan Association of Commerce. Mr. Dunham holds a B.S. in Electrical Engineering from the University of Denver and a M.M.S. from the Stevens Institute of Technology.

     Robert T. Geras, 64, a Director, has been a shareholder of the Company since May 1989. Mr. Geras has been a private venture investor for more than 25 years and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and internet. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.

     Anna M. Hajek, 53, a Director, is President of CLARITY GROUP, INC., a business operations and insurance management firm. From 1995 to 2000, Ms. Hajek served as Executive Vice President and President of the Healthcare Risk Services Group operating division of MMI Companies, Inc., a NYSE company specializing in risk management and liability insurance to the healthcare industry. From 1985 to 1994, she served in various other capacities at MMI. Prior to that time, Ms. Hajek worked in hospital and academic medical center settings in her capacity as a medical technologist and educator. Ms. Hajek received her B.A. with honors from the College of St. Teresa, Winona, Minnesota, and her Masters Degree in Health Professions Education from the University of Illinois at Chicago. She holds an active Medical Technologist certification from the American Society of Clinical Pathologists.

     John D. Halamka, M.D., 39, a Director, is Chief Information Officer of the CareGroup Health System, Associate Dean for Educational Computing at Harvard Medical School, Chairman of the New England Health Electronic Data Interchange Network (NEHEN) and Associate in Medicine, Division of Emergency Medicine, Beth Israel Deaconess Medical Center. He has served on the faculty of Harvard Medical School since 1996. From 1988 to 1995, Dr. Halamka practiced in the Department of Emergency Medicine at Harbor - U.C.L.A. Medical Center.
He holds an M.D. from the University of California - San Francisco and an M.S. in Medical Informatics from the Massachusetts Institute of Technology.


BOARD COMMITTEES

     The Board is required to meet at least once per year, either in person or by telephonic conference. The Board met six times during the calendar year 2001. All of the Directors, except for John D. Halamka, M.D., attended at least 75% of the aggregate of (i) the number of meetings of the Board of Directors and (ii) the number of meetings of all committees on which they served.

     The Board of Directors has four standing committees: a Compensation Committee; an Executive Committee; a Nominating Committee and an Audit Committee.

     The Compensation Committee reviews and administers the compensation of the officers of the Company. This committee also serves as the Stock Option Committee, and in this capacity reviews and administers the granting of stock options under the Company's Amended and Restated Stock Option Plan for Employees. The Compensation Committee met six times in 2001 and is currently comprised of Anna M. Hajek, Michael D. Dunham and Hymie S. Negin.

     The Executive Committee provides guidance to management on corporate matters such as strategic relationships, capital formation and business planning. The Executive Committee met six times in 2001. It is currently comprised of Hymie S. Negin, Michael D. Dunham, Robert T. Geras, Richard A. Linden and William C. Mortimore.

     The Nominating Committee nominates candidates for the Board and will consider nominees recommended by Shareholders. The Nominating Committee, which met three times in 2001, is currently comprised of William C. Mortimore, Robert A. Barish, M.D. and Robert T. Geras.

     The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee, which met four times in 2001, is currently comprised of Michael D. Dunham, Robert T. Geras and John D. Halamka, M.D.

     We, the members of the Audit Committee of Merge Technologies Incorporated, represent the following:

	1.	The Audit Committee has reviewed and discussed the Company's
		audited financial statements with management of the Company;

	2.	The Audit Committee has discussed with KPMG LLP, the Company's
		independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented;

	3.	The Audit Committee has received the written disclosures and
		the letter from KPMG LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence; and

	4.	Based on the review and discussions referred to above, the
		Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

		Michael D. Dunham   Robert T. Geras   John D. Halamka, M.D.


     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available from the Company upon request. All of the members of the Audit Committee are independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.

     For a discussion of Directors' compensation, as well as additional information regarding the management of the Company, see "Management-Executive Officers" and "Compensation of Directors and Executive Officers."

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Mortimore, Linden, Barish, Dunham, Geras, Halamka and Ms. Hajek for election as Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the By-Laws.

     VOTE REQUIRED: The seven nominees receiving the highest vote totals will be elected as Directors of the Company.

            PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF
             COMMON STOCK WHICH MAY BE ISSUED UNDER THE AMENDED AND
                RESTATED 1996 STOCK OPTION PLAN FOR EMPLOYEES
               (THE "OPTION PLAN") FROM 2,015,826 TO 2,515,826

     The purpose of the Option Plan is to provide the qualified employees of the Company with an opportunity to purchase common shares, through options granted by the Company, enabling such persons to acquire a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Shareholders, to provide a benefit that will assist the Company in competing to motivate and retain employees of high quality and to attract high quality new employees who will help the Company to continue to grow and prosper. The Company may also elect at some point in the future to grow by merging with or acquiring another business, and stock options would serve as a key benefit and motivating factor to employees of an acquired entity.

     At this crucial time in the Company's strategic plans for growth and expansion, it is essential that it be able to develop and improve radiology workflow software, hardware and systems integration products and services, increase distribution channel coverage and extend professional services and support to its growing customer base. Successful attainment of these strategic goals will enable the Company to deliver a radiology workflow solution designed to integrate digital diagnostic images with patient information for the benefit of radiologist, referring physicians and patients. An attractive compensation program provided to the Company's employees is one important way to ensure that the Company is able to achieve these important growth objectives.

     The Option Plan presently allows, in the aggregate, up to 2,015,826 common shares (subject to adjustment for certain corporate transactions as described in the Option Plan) to be issued in connection with options granted by the Company under the Option Plan to any employees of the Company. By November of 2002, a minimum of 535,538 these stock options will expire if they have not previously been exercised.

     The Board of Directors has approved an amendment to the Option Plan, for a total of 2,515,826 shares, and is seeking approval of the Shareholders. Shareholder approval of the Option Plan is sought because of the requirements of Nasdaq in connection with the listing of the Company's common shares on the Nasdaq SmallCap Market and to continue to qualify the Option Plan under Rule 16b-3 of the Exchange Act, and thereby render certain transactions under the Option Plan exempt from certain provisions of Section 16 of the Exchange Act. With the exception of increasing the number of common shares which may be issued under the Option Plan, the Company is not seeking Shareholder approval of any other amendments to the provisions of the Option Plan. The Board of Directors believes that it is in the best interests of the Company and the Shareholders to increase the number of common shares which may be issued under the Option Plan.

GENERAL

     The Stock Option Committee of the Board of Directors has authority under
the Option Plan to grant options pursuant to the Option Plan.   As of the date
of this Proxy Statement, the Company has granted options to purchase a total of 1,797,408 common shares and options to purchase a total of 87,151 common shares have been exercised. As a result, the Company presently is able to grant additional options to purchase a total of 218,418 common shares under the Option Plan.

     The Option Plan allows the Stock Option Committee to determine those employees who should be granted options under the Option Plan, whether such options are to be incentive stock options or non-qualified options and any other terms and conditions of such options. Options evidencing incentive stock options must contain such terms and conditions as may be necessary to qualify such options as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     The exercise price of non-qualified stock options shall not be less than the lesser of 85% of the fair market value of the common shares on the five most recent trading days prior to the date that such option is granted. The exercise price of incentive stock options shall not be less than 100% of the fair market value of the common shares on the date that such option is granted. Under most circumstances, fair market value shall mean the closing price of the common shares on the Nasdaq SmallCap Market. In the case of an incentive stock option, the aggregate fair market value of the common shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

     Options granted under the Option Plan shall expire at the earliest to occur of (i) the expiration of the option term (no more than ten years for incentive stock options and no more than 15 years for non-qualified options),
(ii) the expiration of three months from the date of the optionee's termination of employment or (iii) the engagement by the employee in willful misconduct. Options granted under the Option Plan may be exercised in whole or in part until termination of the exercise period.

     The Stock Option Committee, in its absolute discretion, may impose such restrictions on the transferability of shares purchasable upon the exercise of an option granted under the Option Plan as it deems appropriate.

     The Stock Option Committee may alter, amend, suspend or discontinue the Option Plan at any time. However, certain amendments may require Shareholder approval pursuant to applicable laws or regulations. Any such amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated.

     RECOMMENDATION OF THE BOARD: The Board recommends that the Shareholders concur in approving the increase in the number of shares of common stock which may be issued under the Option Plan.

     VOTE REQUIRED: The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to a vote at the Meeting, a quorum being present, is required to approve this matter.

                                  MANAGEMENT


DIRECTORS

     For the names of and biographical information regarding each of the Directors and a discussion of Board Committees, see "Proposal Regarding Election of Directors."


EXECUTIVE OFFICERS

     The names of the executive officers of the Company, and their respective ages and positions with the Company, are as follows:


NAME			   	AGE	POSITION
------------------------------ 	----	--------------------------------------------------
Richard A. Linden............. 	 41	President and Chief Executive Officer, Director
Colleen M. Doan...............   39	Chief Financial Officer, Treasurer and Secretary
Joseph P. Gentile............. 	 45	Vice President, Sales - Systems Solutions
Anton J. M. van Kimmenade..... 	 48	Vice President, Service and Branch Manager, Europe
William C. Mortimore.......... 	 56	Chief Strategist, Director
David M. Noshay............... 	 41	Vice President, Business Development
William L. Stafford........... 	 55	Vice President, Sales - OEM/VAR Solutions

     Colleen M. Doan has served as Chief Financial Officer of the Company since September 1996, Treasurer since June 1994 and Secretary since September 1997. Ms. Doan also served as Business Manager from September 1989 through July 1995 and Controller from August 1995 through August 1996. Ms. Doan holds a B.A. in Business and Management from Alverno College.

     Joseph P. Gentile has served as Vice President, Sales - Systems Solutions since May 2000 and as Director of Systems Sales from January 2000 through April 2000. From February 1998 until December 1999, Mr. Gentile was employed as MRI Sales Manager of Marconi Medical Systems (formerly known as Picker Medical Systems). From May 1994 to January 1998, Mr. Gentile served as Vice President of Sales for IMACS Medical Systems, a company dedicated to electronic integration of cardiac cath labs. Mr. Gentile has also been employed at Philips Medical Systems and General Electric Medical Systems. Mr. Gentile holds a B.A. in Business from Pennsylvania State University.

     Anton J. M. van Kimmenade, has served as Vice President, Service since May 2000 and as Branch Manager, Europe since the Company founded its European branch in 1996. He also served as Director of Worldwide Service from November 1997 until April 2000 and as the Company's European Technical Director from 1994 through 1996. From 1974 to 1993, Mr. van Kimmenade worked for Philips Medical Systems and its affiliates in the field of software management and test management, including as a software designer and as a Director of Quality. Mr. van Kimmenade received his B.S. in Electrical Engineering from the Polytechnical University in Eindhoven, the Netherlands.

     David M. Noshay has served as Vice President, Business Development since December 2001. From May 2000 to December 2001, Mr. Noshay served as Vice President, Strategic Marketing and from January 1999 to April 2000, he served as Vice President Sales, and Marketing - Systems. From August 1997 until December 1998, Mr. Noshay served as Vice President, Marketing of the Company. From September 1995 until July 1997, Mr. Noshay served as the Company's Eastern Regional Sales Manager. From July 1994 until August 1995, Mr. Noshay was Sales Manager of Scitex Medical Systems, a manufacturer of medical image printing equipment. From February 1989 until June 1994, he was Marketing Manager for Konica Medical Corporation, a manufacturer of medical film and image printing equipment. Previously, he was employed by Matrix Instruments, a manufacturer of medical imaging printing equipment, and Siemens Medical Systems, a manufacturer of medical diagnostic imaging equipment. Mr. Noshay holds a B.S. in Electrical Engineering and a M.S. in Biomedical Engineering from Rutgers University.

     William L. Stafford has served as Vice President, Sales - OEM/VAR Solutions since May 1999. He served as Vice President, Sales and Marketing - Components from January 1999 until April 1999. From June 1994 until December 1998, he served as Vice President, Sales of the Company. From February 1993 until May 1994, Mr. Stafford served as the Company's Director of Sales. From June 1983 until February 1993, Mr. Stafford was employed by Marquette Medical Systems, Inc., a manufacturer of patient monitoring systems. Previously, he was employed by GE Medical Systems, a manufacturer of medical diagnostic imaging equipment, and Baxter Laboratories, a drug manufacturer. Mr. Stafford holds a B.A. in Economics from Yale College and an M.B.A. from Harvard.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


DIRECTORS' COMPENSATION

     Directors who are employees of the Company do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

     Directors who are not employees of the Company receive (i) $2,500 per annum for their participation on the Board, payable in shares of the Company's common stock valued at the closing price of the Company's shares on the day before the Annual Shareholders' Meeting; (ii) immediately exercisable options to purchase 5,000 shares of common stock with an exercise price equal to the closing price of the Company's shares on the day before the Annual Shareholders' Meeting; and (iii) $1,000 for each Board meeting and for each committee meeting which they attend in person, and one-half of these amounts for meetings in which they participate by telephone. Directors also are reimbursed for certain expenses incurred in connection with attendance at Board meetings.

     Upon joining the Board, each new Director has received options to purchase common shares under the Company's 1998 Stock Option Plan for Directors. These options have an exercise price equal to the closing price of the Company's stock on the date of grant and vest to the extent of one third on each of the first, second and third anniversaries. In 1999, the Company also issued to each director options to purchase 2,500 common shares which vested immediately and have an exercise price equal to the closing price of the Company's stock on the date of grant.

     The purposes of the Director's Plan are to attract and retain the best available personnel for service as Directors, to provide additional incentive to individuals to serve as Directors, to motivate Directors to achieve superior performance for the benefit of the Company's shareholders, and to encourage Directors' continued service on the Board. Each option granted under the Director's Plan is evidenced by a written agreement between the Company and the participant.


EXECUTIVE COMPENSATION

     Set forth below is information concerning the compensation for 2001, 2000 and 1999 for the Company's President and Chief Executive Officer and each other executive officer of the Company whose salary and bonus exceeded $100,000:

                                             SUMMARY COMPENSATION TABLE
                    		             --------------------------
                                                                            Long Term
									    Compensation
				Annual Compensation			    Awards
				-----------------------------------------   --------------------------------

									    Securities
Name and Principal					   Other Annual	    Underlying	     All Other
Position		Year     Salary	      Bonus(1)	   Compensation	     Options	   Compensation(2)
-----------------------	----	---------    ----------    -------------    ----------    ----------------
Richard A. Linden (3)..	2001	 $177,083      ------	       ------	      30,000	       $2,375
President and CEO	2000	   66,667      ------	       ------	     220,000		1,000


Joseph P. Gentile......	2001	 $118,333     $21,778	       ------	       5,000		 $686
Vice President, Sales	2000	  100,000      50,610	       ------	      45,000		2,259
 - Systems Solutions


William C. Mortimore...	2001	 $177,083      ------	       ------	      ------	       $3,541
Chief Strategist	2000	  173,333      ------	       ------	     142,278		3,467
			1999	  160,000      ------	       ------	      10,000		3,200


David M. Noshay........	2001	 $115,833      $6,667	       ------	       5,000	       $2,450
Vice President, 	2000	  121,250      ------	       ------	      10,000		2,425
Business Development	1999	  115,000      ------	       ------	      12,000		2,300


William L. Stafford.... 2001	 $101,250     $65,977	       ------	      10,000	       $3,344
Vice President Sales 	2000	  115,000      22,189	       ------	      ------	        2,744
- OEM/VAR Solutions	1999	  115,000      ------	       ------	      10,000	        2,300



(1)	Mr. Gentile and Mr. Stafford each received an incentive sales bonus in
	2000 and 2001.  Mr. Noshay received a performance bonus in 2001.

(2)	Represents paid contributions to its 401(k) plan for the benefit of its
	employees.

(3) 	Mr. Linden's salary in 2000 includes only the period from September
	2000 (the effective date of Mr. Linden's employment) through December
	2000.

                               OPTION GRANTS IN LAST FISCAL YEAR
                               ---------------------------------

			 Number of	  Percent of
			securities 	 total options
			underlying	  granted to
			 options	 employees in	Exercise	Expiration
			 granted	  fiscal year	 price		   date
			----------	-------------	--------	----------
Richard A. Linden (1)....  30,000	     20%	 $4.00		 11/29/07


Joseph P. Gentile (1)....   5,000	      3%	 $1.00		 05/09/07


David M. Noshay (1)......   5,000	      3%	 $1.00		 05/09/07


William L. Stafford (1)..  10,000	      7%	 $1.00		 05/09/07


(1)	Options granted to Messrs. Linden, Gentile, Noshay and Stafford vest
	to the extent of 25% on each of the first, second, third and fourth anniversaries of the respective grant dates.


                         AGGREGATED 2001 FISCAL YEAR END OPTION VALUES
	                -----------------------------------------------

					     Number of Securities	     Value of Unexercised
					    Underlying Unexercised		 In-the-Money
			 Shares		         Options at			  Options at
			Acquired	       Fiscal Year End		        Fiscal Year End
			   on		-----------------------------	-----------------------------
			Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
			--------	-----------	-------------	-----------	-------------
Richard A. Linden.......   -----	   62,500	    187,500	 $185,000	   $555,000

Joseph P. Gentile.......   -----	   11,250	     38,750	  $36,313	   $129,938

William C. Mortimore....   -----	  110,790	    109,209	 $393,718	   $350,794

David M. Noshay.........   -----	   79,221	     15,500	 $107,050	    $63,690

William L. Stafford.....   -----	   77,721	     10,000	 $289,222	    $42,000



EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements as of November 29, 2001 with Richard A. Linden and as of December 21, 2001 with William C. Mortimore, each of which is in effect until terminated by either the employee or the Company upon thirty (30) days written notice.

     Mr. Linden's contract provides for a monthly salary of no less than $16,667 and an annual performance bonus of up to 30% of salary and requires Mr. Linden to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, and awards Mr. Linden twelve months' severance pay following termination of his employment under certain conditions in a change of control. As provided for in his employment agreement, Mr. Linden was issued 30,000 stock options with an exercise price of $4.00, the closing price of the Company's common stock on November 29, 2001. The options are exercisable to the extent of 7,500 shares on each of November 29, 2002, 2003, 2004 and 2005.

     Mr. Mortimore's contract provides for a monthly salary of no less than $14,583 and an annual performance bonus of up to 25% of salary and requires Mr. Mortimore to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, restricts Mr. Mortimore's ability to compete with the Company for a period of two years after termination of his employment and awards Mr. Mortimore twelve months' severance pay following termination of his employment under certain conditions in a change of control. Under Wisconsin law, a non-compete clause in an employment agreement may be voided if the court determines that the non-compete clause if unfairly restrictive.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                    MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the common shares as of April 17, 2002 by: (i) each person that is known by the Company to beneficially own or exercise the voting or dispositive control over 5% or more of the outstanding common shares; (ii) each Director; and (iii) all Directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within 60 days.

						   Shares Beneficially
						        Owned (1)
						-------------------------
Name and Address (2)				  Number	 Percent
-----------------------------------------------	----------     ----------

Harvey L. Poppel (3)...........................  1,158,466	   15%
Robert T. Geras (4)............................	   747,875	   11%
William C. Mortimore (5).......................	   678,417	    9%
Dolphin Offshore Partners, L.P (6).............	   508,065	    7%
Richard A. Linden (7)..........................	   251,850	    4%
Hymie S. Negin (8).............................	   117,476	    2%
Robert A. Barish, M.D. (9).....................	    60,235	    1%
Michael D. Dunham (10).........................	    28,077	    (*)
Anna M. Hajek (11).............................	     9,836	    (*)
John D. Halamka, M.D (12)......................	     7,143	    (*)

All Directors, Director Nominees and
Executive Officers as a Group (13 persons).....  2,364,070	   30%


(*)	Less than 1% of outstanding common stock.
(1)	Except pursuant to applicable marital property laws or as indicated in
	 the footnotes to this table, to the Company's knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all common stock shown as
	 beneficially owned by such shareholder.
(2)	The business address for Mr. Poppel is 1391 Sixth Street, Sarasota, FL
	 34236.  The business address for Dolphin Offshore Partners, L.P. is
	 129 E. 17th Street, New York, NY 10003.  The business address for
	 each of Messrs. Geras, Mortimore, Linden, Negin, Barish, Dunham, and Halamka and Ms. Hajek is Merge Technologies Incorporated, 1126 South 70th Street, Suite S107B, Milwaukee, WI 53214-3151.
(3)	Includes 588,236 convertible preferred shares held by Mr. Poppel and
	 vested warrants to acquire 294,118 shares.
(4)	Reflects 203,164 shares held by trusts for the benefit of Mr. Geras'
	 adult children, the beneficial ownership of which Mr. Geras disclaims, and includes vested options to acquire 17,500 shares.
(5)	Includes vested options held by Mr. Mortimore to acquire 110,792 shares.
(6)	Includes warrants held by Dolphin Offshore Partners, L.P. to acquire
	 169,355 shares.
(7) 	Includes vested options held by Mr. Linden to acquire 50,000 shares.
(8) 	Includes 50,000 shares of Merge Technologies Canada Ltd. stock held by
	 Mr. Negin which may be converted into 50,000 shares of Merge Technologies Incorporated Common Stock, 15,000 convertible preferred shares and vested warrants and options to acquire 50,000 shares.
(9) 	Includes 25,000 convertible preferred shares held by Dr. Barish and
	 vested options to acquire 10,000 shares.
(10) 	Includes vested options held by Mr. Dunham to acquire 22,500 shares.
(11) 	Includes vested options held by Ms. Hajek to acquire 5,000 shares.
(12) 	Includes vested options held by Dr. Halamka to acquire 5,000 shares.

     The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, Directors and greater than ten percent Shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

     To the Company's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners have been complied with during 2001.


                           INDEPENDENT PUBLIC ACCOUNTANTS


     The firm of KPMG LLP was the Company's independent public accountants for the 2001 fiscal year. Representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

     KPMG continues to serve as the Company's independent public accountants of record for 2002.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statement for 2001 and fees billed for other services rendered by KPMG LLP.


	Audit fees, excluding audit related.................$ 193,000
	All other fees:
	   Audit related fees (1)...........................    3,000
	   Other non-audit services (2).....................   25,000
	Total all other fees................................$  28,000

	(1)	Audit related fees consisted principally of review of
		registration statements and issuance of consents.
	(2)	Other non audit fees consisted of tax compliance services.

                            ANNUAL REPORT ON FORM 10-KSB

     The Company hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of the Company's Form 10-KSB Annual Report for the fiscal year ended December 31, 2001. Requests should be made to the Investor Relations Department at the Company's principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000.


                               STOCKHOLDER PROPOSALS

     No shareholder proposals were received by the Company for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Company's Secretary at the Company's offices no later than January 10, 2003.




                    YOUR VOTE IS IMPORTANT.  THE PROMPT RETURN OF
                     PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
                        FURTHER REQUESTS FOR PROXIES.  PLEASE
                      PROMPTLY MARK, SIGN, DATE AND RETURN THE
                      ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

END OF DOCUMENT